Exhibit 10.5

AMENDMENT NO. 1 TO

PLACEMENT AGENCY AGREEMENT

THIS AMENDMENT NO. 1 TO PLACEMENT AGENCY AGREEMENT, dated as of January 31, 2024 (this “Amendment”), is by and between DarioHealth Corp., a Delaware corporation (the “Company”) and Aegis Capital Corp., a New York corporation (the “Placement Agent”), a registered broker-dealer and member of the Financial Industry Regulatory Authority.

W I T N E S S E T H

WHEREAS, the parties hereto have heretofore entered into a Placement Agency Agreement, dated December 28, 2023 (the “Agreement”); and

WHEREAS, the Company and the Placement Agent wish to amend the Agreement on the terms set forth herein.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree to amend the Agreement as follows:

1.       Definitions; References; Continuation of Agreement. Unless otherwise specified herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to “hereof,” “hereto,” “hereunder,” “herein” and “hereby” and each other similar reference, and each reference to “this Agreement” and each other similar reference, contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby. Except as amended hereby, all terms and provisions of the Agreement shall continue unmodified and remain in full force and effect.

2.       Amendment. Section 3(b) of the Agreement is hereby amended and restated in its entirety as follows:

“(b)       As additional compensation, at or within ten (10) business days following the Final Closing, the Company will issue to the Placement Agent (or its designee(s)) for nominal consideration, a five-year warrants (the “Agent Warrants”) to purchase such number of shares of the Company’s Common Stock as is equal to 14.5% of the shares of Common Stock initially issuable upon conversion of the Shares sold at each closing in this Offering (the “Agent Warrant Shares”) at an exercise price equal to the consolidated closing bid price of the shares of Common Stock as quoted on the Nasdaq Capital Market on the date of the applicable closing of the Offering (in compliance with Nasdaq rules) (the Agent Cash Fee and Agent Warrants are sometimes referred to herein collectively as “Agent Compensation”). Notwithstanding the foregoing, the Agent Warrant coverage shall equal ten percent (10%) with respect to any Shares sold to Company-sourced investors and no Placement Agent Warrants shall be issuable with respect to shares of Series C Preferred sold to any investors introduced by Twill Inc. or by investments by Nantahala Capital Management, LLC or its related entities. The Agent Warrants will be exercisable on a “cashless” basis and for the five-year period following issuance. The Agent Warrants will be in such authorized denominations and will be registered in such names as the Placement Agent shall request in an instruction letter (the “Agent Warrant Instruction Letter”) to be delivered to the Company promptly following the Final Closing and the Company shall deliver such Agent Warrants to the Placement Agent within ten (10) business days following the delivery of the Agent Warrant Instruction Letter”.

3.       Extension of Offering Period. The Company and the Placement Agent have mutually agreed to extend the Offering Period from January 31, 2024, to February 28, 2024.

4.       Counterparts. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

4.       Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

DARIOHEALTH CORP.

By: /s/ Erez Raphael
Erez Raphael
Chief Executive Officer

AEGIS CAPITAL CORP.

By: /s/ Adam Stern
Name: Adam Stern
Title: Head of Private Equity Banking

Signature Page to Amendment No. 1 to Placement Agency Agreement